THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2001

   Principal                                                             Maturity      Interest
    Amount                                                                 Date          Rate          Value
-----------                                                              --------      ---------    -----------
               MUNICIPAL BONDS (102.4%)
               EDUCATION (5.6%)
$  1,935,000   Alabama State Public School & College Authority.......   11/01/2005       5.250%     $ 2,058,105
   1,460,000   University of Missouri Revenue........................   11/01/2003       5.500        1,537,044
                                                                                                    -----------
                 TOTAL EDUCATION.....................................                                 3,595,149
                                                                                                    -----------
               ESCROWED TO MATURITY (a) (6.6%)
     500,000   Chicago, Illinois.....................................   01/01/2003       6.500          524,590
   1,000,000   Honolulu, Hawaii City & County........................   11/01/2003       5.250        1,047,640
   1,570,000   Mashantucket Western Pequot Tribe, Connecticut,
                 Revenue.............................................   09/01/2003       6.250        1,673,369
   1,000,000   Milwaukee, Wisconsin, Sewer Revenue,
                 Series A............................................   10/01/2002       6.700        1,046,840
                                                                                                    -----------
                 TOTAL ESCROWED TO MATURITY (a)......................                                 4,292,439
                                                                                                    -----------
               GENERAL OBLIGATIONS (38.1%)
   1,895,000   Carrollton, Texas, Independent School District........   02/15/2004       5.500        1,987,817
   1,440,000   Chattanooga, Tennessee................................   09/01/2003       5.250        1,502,942
   2,000,000   Dade County, Florida, School District.................   08/01/2003       6.500        2,131,420
   1,000,000   Denver, Colorado, City and County.....................   08/01/2003       5.000        1,037,710
     350,000   Du Page County, Illinois..............................   01/01/2003       5.000          359,293
     500,000   Frisco, Texas, Independent School District............   08/15/2003       7.000          538,010
   1,400,000   Howard County, Maryland...............................   02/15/2004       4.250        1,434,230
   1,000,000   Illinois State........................................   04/01/2004       5.500        1,052,310
   1,000,000   Mississippi State.....................................   06/01/2003       5.000        1,034,410
   1,000,000   Newport News, Virginia................................   07/01/2004       5.000        1,046,510
   1,000,000   North Carolina State..................................   09/01/2005       5.000        1,054,530
   1,200,000   Pennsylvania State....................................   04/15/2004       6.000        1,270,092
   1,000,000   Pittsburgh, Pennsylvania..............................   03/01/2003       5.000        1,030,030
   1,135,000   Salt Lake City, Utah..................................   06/15/2005       5.000        1,192,726
   2,000,000   San Antonio, Texas....................................   08/01/2002       8.000        2,110,520
   1,600,000   Tennessee State.......................................   05/01/2003       5.500        1,667,472
   1,900,000   Tulsa County, Oklahoma, Independent School District...   06/01/2005       5.750        2,041,645
   2,000,000   Wisconsin State.......................................   05/01/2004       6.000        2,134,460
                                                                                                    -----------
                 TOTAL GENERAL OBLIGATIONS...........................                                24,626,127
                                                                                                    -----------
               MISCELLANEOUS (12.2%)
   1,000,000   Alaska State Housing Financial Corp...................   12/01/2005       5.000        1,049,230
   1,000,000   Greater Detroit, Michigan.............................   12/13/2004       5.500        1,065,220
   1,000,000   Kentucky State Property & Building Commission.........   02/01/2003       5.500        1,035,800
   1,450,000   Maine Governmental Facilities Authority...............   10/01/2005       5.500        1,552,994
   3,000,000   Michigan State Building Authority.....................   10/15/2004       5.000        3,143,490
                                                                                                    -----------
                 TOTAL MISCELLANEOUS.................................                                 7,846,734
                                                                                                    -----------
               PRE-REFUNDED (a) (25.9%)
     250,000   Bucks County, Pennsylvania, Water and Sewer
                 Authority...........................................   12/01/2002       6.750          263,415
   1,000,000   Burke County, Georgia, Development Authority
                 Pollution Control...................................   01/01/2003       7.700        1,095,170

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2001

   Principal                                                             Maturity      Interest
    Amount                                                                 Date          Rate          Value
-----------                                                              --------      ---------    -----------
               PRE-REFUNDED (a) (CONTINUED)
$    275,000   Cache County, Utah, School District...................   06/15/2003       5.900%     $   291,984
   1,000,000   Charlotte, North Carolina ............................   02/01/2004       5.800        1,077,290
   1,500,000   Connecticut State.....................................   08/15/2004       5.900        1,627,545
   1,500,000   Delaware County, Pennsylvania.........................   11/15/2002       6.000        1,562,400
   1,500,000   Denver, Colorado, City and County.....................   11/15/2002       7.500        1,620,435
   1,000,000   Harris County, Texas..................................   10/01/2002       5.750        1,035,220
     365,000   Harrisburg, Pennsylvania, City & County...............   09/01/2003       5.875          392,086
   1,007,000   Indiana Transportation Finance Authority..............   11/01/2002       6.250        1,070,320
     500,000   Mesa, Arizona.........................................   07/01/2003       5.700          532,040
   1,550,000   Nebraska Public Power District Revenue................   01/01/2003       5.700        1,637,962
   1,705,000   Nevada State..........................................   10/01/2002       6.250        1,791,921
   1,400,000   Phoenix, Arizona, Civic Improvement Waste and Water...   07/01/2003       6.125        1,507,492
     625,000   Seattle, Washington, Sewer Revenue....................   01/01/2003       6.300          665,844
     500,000   Tennessee State.......................................   03/01/2004       5.300          530,635
                                                                                                    -----------
                 TOTAL PRE-REFUNDED (a)..............................                                16,701,759
                                                                                                    -----------
               SALES TAX (3.4%)
   1,000,000   Jacksonville, Florida, Sales Tax Revenue..............   10/01/2005       5.000        1,053,920
   1,110,000   Municipal Assistance Corp., New York..................   07/01/2003       5.250        1,158,041
                                                                                                    -----------
                 TOTAL SALES TAX.....................................                                 2,211,961
                                                                                                    -----------
               TRANSPORTATION (4.8%)
   1,000,000   Illinois State Toll Highway...........................   01/01/2004       5.000        1,034,220
   1,000,000   Kansas City, Missouri, Highway Revenue................   03/01/2003       5.100        1,032,640
   1,000,000   Massachusetts Bay Transportation Authority............   03/01/2005       5.300        1,056,880
                                                                                                    -----------
                 TOTAL TRANSPORTATION................................                                 3,123,740
                                                                                                    -----------
               UTILITIES (1.2%)
     700,000   Memphis, Tennessee, Electric Systems Revenue..........   01/01/2004       5.900          740,138
                                                                                                    -----------
               WATER/SEWER (4.6%)
   1,500,000   De Kalb County, Georgia, Water & Sewer Revenue........   10/01/2005       6.250        1,651,710
   1,000,000   Dearborn, Michigan, Sewer Disposal System.............   04/01/2003       6.500        1,056,010
     250,000   Ohio State Water Development Authority................   12/01/2004       5.250          264,318
                                                                                                    -----------
                 TOTAL WATER/SEWER..................................................                  2,972,038
                                                                                                    -----------
TOTAL INVESTMENTS, (identified cost $64,796,387) (b)................................     102.4%      66,110,085
LIABILITIES LESS CASH AND OTHER ASSETS..............................................      (2.4)      (1,518,113)
                                                                                         ------     -----------
NET ASSETS..........................................................................     100.0%     $64,591,972
                                                                                         ======     ===========

----------
(a) General obligation or revenue bonds that have been fully secured or collateralized by an escrow fund consisting of U.S. Government obligations that can adequately meet interest and principal payments. For pre-refunded obligations, the stated maturity date represents the date of redemption which, pursuant to the terms of the escrow agreement, has been accelerated from the originally stated maturity date.

(b) The aggregate cost for federal income tax purposes is $64,796,387. The aggregate gross unrealized appreciation is $1,313,698, and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $1,313,698.

   The accompanying notes are an integral part of these financial statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2001

ASSETS:
   Investments in securities, at value (identified cost $64,796,387)...   $66,110,085
   Cash  ..............................................................       799,924
   Interest receivable.................................................     1,061,614
   Receivable for fund shares sold.....................................        71,696
   Other assets........................................................           507
                                                                          -----------
         Total Assets..................................................    68,043,826
                                                                          -----------

LIABILITIES:
   Payables for:
      Investments purchased............................................     3,141,030
      Dividends declared...............................................       115,940
      Fund shares redeemed.............................................       112,106
      Investment advisory fees.........................................        14,000
      Shareholder servicing/eligible institution fees..................        14,000
      Administrative fee...............................................         9,000
      Accrued expenses and other liabilities...........................        45,778
                                                                          -----------
         Total Liabilities.............................................     3,451,854
                                                                          -----------

NET ASSETS  ...........................................................   $64,591,972
                                                                          ===========

Net Assets Consist of:
  Paid-in capital......................................................   $63,300,116
  Distributions in excess of net investment income.....................        (9,726)
  Accumulated net realized loss on investments.........................       (12,116)
  Net unrealized appreciation on investments...........................     1,313,698
                                                                          -----------

Net Assets  ...........................................................   $64,591,972
                                                                          ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE
($64,591,972 / 6,131,419)..............................................        $10.53
                                                                               ======

   The accompanying notes are an integral part of these financial statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2001

NET INVESTMENT INCOME:
   Income:
      Interest..............................................    $2,985,608
                                                                ----------

   Expenses:
      Investment advisory fees.............................        180,663
      Shareholder servicing/eligible institution fees......        180,663
      Administrative fees..................................        108,998
      Custodian fees ......................................         54,421
      Professional fees....................................         25,782
      Board of Trustees' fees .............................         13,707
      Miscellaneous expenses...............................         36,878
                                                                 ---------
      Total Expenses.......................................        601,112
         Expense offset arrangement........................        (42,991)
                                                                 ---------

         Net Expenses......................................        558,121
                                                                 ---------

         Net Investment Income.............................      2,427,487
                                                                 ---------

NET REALIZED AND UNREALIZED GAIN:
   Net realized gain on investments........................         97,120
   Net change in unrealized appreciation on investments....      1,946,597
                                                                ----------
         Net Realized and Unrealized Gain..................      2,043,717
                                                                ----------
   Net Increase in Net Assets Resulting from Operations....     $4,471,204
                                                                ==========

   The accompanying notes are an integral part of these financial statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     For the years ended June 30,
                                                                     ----------------------------
                                                                         2001             2000
                                                                     -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
   Operations:
      Net investment income.....................................     $ 2,427,487      $ 2,396,688
      Net realized gain on investments..........................          97,120           18,939
      Net change in unrealized appreciation (depreciation)
         on investments.........................................       1,946,597         (408,816)
                                                                     -----------      -----------
         Net increase in net assets resulting from operations...       4,471,204        2,006,811
                                                                     -----------      -----------
   Distributions declared from net investment income...........       (2,427,487)      (2,396,688)
   Distributions in excess of net investment income............           (3,948)         (41,196)
                                                                     -----------      -----------
      Dividends declared from net investment income.............      (2,431,435)      (2,437,884)
                                                                     -----------      -----------

      Fund shares transactions:
         Net proceeds from sales of fund shares.................      38,405,136       47,551,838
         Net asset value of fund shares issued to shareholders
            in reinvestment of dividends........................         828,073          927,176
         Net cost of fund shares repurchased....................     (55,062,328)     (45,385,249)
                                                                     -----------      -----------
            Net increase (decrease) in net assets resulting from
              fund shares transactions..........................     (15,829,119)       3,093,765
                                                                     -----------      -----------
               Total increase (decrease) in net assets..........     (13,789,350)       2,662,692
NET ASSETS:
   Beginning of year............................................      78,381,322       75,718,630
                                                                     -----------      -----------
   End of year(including distributions in excess of net
      investment income of $9,726 and $5,778, respectively).....     $64,591,972      $78,381,322
                                                                     ===========      ===========

   The accompanying notes are an integral part of these financial statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS

 Selected per share data and ratios for a share outstanding throughout each year

                                                              For the years ended June 30,
                                                ----------------------------------------------------------
                                                 2001          2000         1999         1998        1997
                                                ------        ------       ------       ------      ------
Net asset value, beginning of year.........     $10.24        $10.30       $10.40       $10.33      $10.26
Income from investment operations:
   Net investment income...................       0.35          0.34         0.35         0.36        0.37
   Net realized and unrealized
      gain (loss) on investments...........       0.29         (0.06)       (0.10)        0.07        0.07
Less dividends and distributions:
   Dividends to shareholders from net
      investment income....................      (0.35)        (0.34)       (0.35)       (0.36)      (0.37)
                                                ------        ------       ------       ------      ------
Net asset value, end of year...............     $10.53        $10.24       $10.30       $10.40      $10.33
                                                ======        ======       ======       ======      ======
Total return...............................       6.37%         2.88%        2.44%        4.25%       4.34%
Ratios/Supplemental Data:
   Net assets, end of year
      (000's omitted).......................   $64,592       $78,381      $75,719      $80,160     $55,714
   Ratio of expenses to average
      net assets:
   Net expenses paid by Fund...............       0.77%         0.85%        0.82%        0.78%       0.70%(1)
   Expense offset arrangement..............       0.06%         0.03%        0.01%        0.02%        n/a
                                                ------        ------       ------       ------      ------
      Total expenses.......................       0.83%         0.88%        0.83%        0.80%       0.70%
   Ratio of net investment income
      to average net assets................       3.36%         3.29%        3.37%        3.49%       3.55%
   Portfolio turnover rate.................         45%           22%          44%          20%         48%

----------
(1) Had the expense reimbursement agreement not been in place, the ratio of expenses to average net assets for the year ended June 30, 1997, would have been 0.96%. For the same period, the total return of the Fund would have been 4.16%. The expense payment agreement terminated on July 1, 1997.

   The accompanying notes are an integral part of these financial statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (the "Fund") is a separate, diversified series of The 59 Wall Street Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended. The Trust is an open-end management investment company organized as a Massachusetts business trust on June 7, 1983. The Fund commenced operations on July 23, 1992. The Declaration of Trust permits the Trustees to create an unlimited number of series, each of which issues a separate class of shares. The Trustees have authorized the issuance of an unlimited number of shares of the Fund. At June 30, 2001, there were four series of the Trust.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by pricing services, use of which has been approved by the Board of Trustees. In making such valuations, the pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

            Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value.

            B. Accounting for Investments. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from investment transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund.

            C. Federal Income Taxes. Each series of the Trust is treated as a separate entity for Federal income tax purposes. It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its net income to its shareholders. Accordingly, no Federal income tax provision is required.

            D. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are declared daily and paid monthly. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date. Distributions paid by the Fund from net interest received on tax-exempt bonds are not includable by shareholders as gross income for Federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies which will enable the Fund to pay tax-exempt interest dividends.

      2. Transactions with Affiliates.

      Investment Advisory Fees. The Trust has an investment advisory agreement with Brown Brothers Harriman ("BBH") for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets. For the year ended June 30, 2001, the Fund incurred $180,663 for advisory services.

      Administrative Fees. The Trust has an administrative agreement with BBH for which it pays BBH a fee calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. BBH has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to BBH. For the year ended June 30, 2001, the Fund incurred $108,998 for administrative services.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

      Shareholder Servicing/Eligible Institution Agreement. The Trust has a shareholder servicing agreement and an eligible institution agreement with BBH for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2001, the Fund incurred $180,663 for shareholder servicing/eligible institution services.

      Board of Trustees' Fees. Each Trustee receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended June 30, 2001, the Fund incurred $13,707 for the trustee fees.

      Custody Fees. The Fund has a custody agreement with BBH for which BBH receives a fee calculated and paid monthly. For the year ended June 30, 2001, the Fund incurred $54,421 for custody services. These fees were reduced $42,991 as a result of an expense offset arrangement with the Fund's custodian.

      3. Investment Transactions. The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligation may be affected by economic developments in a specific state or municipality. The aggregate holdings by state ranged from 0.4% to 8.6% of investments. At June 30, 2001, the five largest holdings by state were Texas 8.6%; Michigan 8.0%; Pennsylvania 6.8%; Tennessee 6.7%; and Connecticut 5.0%. For the year ended June 30, 2001, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $32,379,949 and $44,590,099, respectively.

      4. Shares Transactions. Transactions in fund shares were as follows:

                                             For the                For the
                                           year ended             year ended
                                          June 30, 2001          June 30, 2000
                                          -------------          -------------
Fund shares sold.....................       3,683,469              4,652,873
Fund shares issued in connection
   with reinvestment of dividends....          79,583                 90,586
Fund shares repurchased..............      (5,288,766)            (4,435,666)
                                           ----------             ----------
Net increase (decrease)..............      (1,525,714)               307,793
                                           ==========             ==========

      5. Federal Income Tax Status. At June 30, 2001, the Fund had a net capital loss carryover of approximately $12,000, which is available through June 30, 2004, to offset future capital gains to the extent provided by regulations. To the extent that this net capital loss carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders since any such distributions may be taxable to shareholders as ordinary income.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Shareholders
The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (a series of The 59 Wall Street Trust):

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (a series of The 59 Wall Street Trust) (the "Fund") as of June 30, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 2001 and 2000, and the financial highlights for each of the years in the five-year period ended June 30, 2001. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements present fairly, in all material respects, the financial position of The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund at June 30, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
August 23, 2001

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      The U.S. economy slowed dramatically in the closing months of 2000, giving rise to fears of an impending recession. The Federal Reserve began the year by lowering the Fed funds and Discount rates 50 basis points, well ahead of its scheduled January 31st meeting. The Fund's Investment advisor remained positive on the fixed income market, expecting the Federal Reserve to move towards an accommodating monetary stance. With expectations of lower interest rates and further aggressive Fed easing, the Fund's Investment advisor maintained a weighted average maturity of the 2.50 years, within the target range of 2.30 to
2.70 years. By fiscal year end June 30, 2001, the Federal Reserve lowered overnight rates on six occasions by a total of 275 basis points in order to avoid a recession.

      Municipal rates declined for the period in light of the Federal Reserve policy actions. In all, yields fell 15 to 131 basis points on representative short and intermediate maturity municipal securities. The material yield curve steepening experienced by U.S. Treasury securities, together with declining short term interest rates, caused the municipal yield curve, 1 to 30 years, to steepen to 265 basis points. During the period, yields on 1 year municipals declined 131 basis points, while 5 year yields declined by only 40 basis points.

      Portfolio holdings are concentrated in various municipal bond sectors. Throughout the fiscal year we emphasized high quality securities and avoided those credits that could be negatively effected by an economic downturn. The Fund is geographically diversified and generally purchases premium coupon bonds with call protection. We continue to overweight high grade sectors such as "Prerefunded" municipal bonds. Prerefunded bonds are 100% backed by U.S. Treasury securities held in escrow by the bond trustee. As such, these assets are the highest quality, and have no exposure to any credit problems or willingness to pay of the original issuer. We continue to underweight those areas that may be subject to event risk, such as health care and power bonds. The Fund has no derivative securities or leverage exposure in its portfolio.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

   [The Following table was depicted as a line chart in the printed material]

                     Comparative Aaa Municipal Yield Curve

Years          6/30/00         6/30/01
0               3.00%           3.35%
1               4.33%           2.57%
2               4.56%           3.10%
3               4.67%           3.39%
4               4.70%           3.58%
5               4.74%           3.73%

   [The Following table was depicted as a line chart in the printed material]

         Tax free Short/Intermediate Fixed Income Fund Growth of $10,000

                     Total Return
         -------------------------------------
         One year    Five years   Inception to
           Ended       Ended         6/30/01
          6/30/01     6/30/01     (Annualized)
         -------------------------------------
           6.37%       4.05%          4.12%
         -------------------------------------

                    Tax Free Short/Intermediate          Bond Buyer Index
                         Fixed Income Fund*                1 Year Index
                    ---------------------------          ----------------
7/23/92 (inception)           $10,000                        $10,000
6/30/93                       $10,545                        $10,303
6/30/94                       $10,774                        $10,491
6/30/95                       $11,331                        $10,945
6/30/96                       $11,741                        $11,339
6/30/97                       $12,235                        $11,772
6/30/98                       $12,799                        $12,244
6/30/99                       $13,111                        $12,664
6/30/00                       $13,489                        $13,058
6/30/01                       $14,349                        $13,754

* net of fees and expenses.

            Past performance is not predictive of future performance

The 59 Wall Street Trust

Investment Adviser and
 Administrator

Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of The 59 Wall Street Tax Free Short/ Intermediate Fixed Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                                    Tax Free
                               Short/Intermediate
                                Fixed Income Fund

                                  ANNUAL REPORT
                                  June 30, 2001